PERSONAL MANAGER VARIABLE ANNUITY

Issued by

PEOPLES BENEFIT LIFE INSURANCE COMPANY

Supplement Dated February 12, 2007

to the

Prospectus dated May 1, 1995

On or about February 19, 2007, the Dreyfus – VIF Special Value Portfolio subaccount (“Subaccount”) will be closed to new investments. This means the Subaccount will not be available to anyone who purchases a policy after February 19, 2007. This also means that if you purchased a policy before the closure date, but did not have any policy value in the Subaccount on the closure date, then you cannot elect to invest in that Subaccount.

If you have policy value in the Subaccount on the closure date, you may do all of the following (subject to the terms and conditions contained in the Prospectus) as long as you maintain a balance in that Subaccount:

•	allocate additional premium payments to that Subaccount;

•	transfer into or out of that Subaccount;

•	withdraw amounts from that Subaccount; and

•	maintain your current investment in that Subaccount.

Please Note:

If at any time you transfer or withdraw all of your policy value from the Dreyfus – VIF Special Value Portfolio subaccount, then you can no longer invest in that subaccount.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Personal Manager Variable Annutity dated May 1, 1995